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                           SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                             EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT [X]                       FILED BY A PARTY OTHER
                                                  THAN THE REGISTRANT [ ]

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CHECK THE APPROPRIATE BOX:
[ ] Preliminary Proxy Statement
[ ] Confidential for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                   MFS(R) California Insured Municipal Fund
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               (Name of Registrant as Specified in its Charter)

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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:

    2) Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    4) Proposed maximum aggregate value of transaction:

    5) Total Fee Paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1) Amount previously paid:

      2) Form, Schedule or Registration Statement No.:

      3) Filing Party:

      4) Date Filed:

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[LOGO] TheAltmanGroup                                      Shareholder Services
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                                                                October 6, 2008

                                 URGENT NOTICE
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Re: MFS California Insured Municipal Fund
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Dear Shareholder:

We have attempted to contact you several times regarding your current investment in the MFS California Insured Municipal Fund.

We need your help in voting on the issues. Please contact me between the hours of 9 a.m. and 10 p.m. Monday through Friday Eastern Time at 1-800-314-9816 EXT 7377. This matter is very important and will take only a moment of your time. The Altman Group has been engaged by MFS CALIFORNIA INSURED MUNICIPAL FUND to contact you. No personal information is required when calling.

Thank you in advance for your assistance.

Sincerely,

/s/ Aaron Berne

Aaron Berne
Shareholder Services

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  The Altman Group, Inc. o 1200 Wall Street West o Lyndhurst, New Jersey 07071